                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  August 12, 2002
                                ----------------


                        OCEANEERING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     1-10945                 95-2628227
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


                11911 FM 529
                 Houston, TX                                77041
  (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code (713) 329-4500
                                ----------------



                                      N/A
         (Former name or former address, if changed since last report)
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ITEM 9.  REGULATION FD DISCLOSURE

On August 12, 2002, the Registrant submitted the following certifications by its chief executive officer and its chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in correspondence to the SEC with Amendment No. 1 to its 10-Q for the quarterly period ended June 30, 2002.

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, John R. Huff, Chairman and Chief Executive Officer of Oceaneering International, Inc., a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

         (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 12, 2002                    /s/ JOHN R. HUFF
                                            ------------------------------------
                                            John R. Huff
                                            Chairman and Chief Executive Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.



                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Marvin J. Migura, Senior Vice President and Chief Financial Officer of Oceaneering International, Inc., a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

         (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 12, 2002                    /s/ MARVIN J. MIGURA
                                            ------------------------------------
                                            Marvin J. Migura
                                            Senior Vice President and
                                            Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


OCEANEERING INTERNATIONAL, INC.




By:    /s/ MARVIN J. MIGURA                                Date: August 12, 2002
       -----------------------------------------
       Marvin J. Migura
       Senior Vice President and Chief Financial Officer
       (Principal Financial Officer)